UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 14, 2003

(Date of Report – date of earliest event reported)

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota
(State or other jurisdiction of incorporation or organization)

00029758	41-0856543
(Commission File No.)	(IRS Employer Identification No.)

8170 Upland Circle, Chanhassen, MN 55317-8589
(Address of principal executive offices)

952-944-3462
(Registrant’s telephone number, including area code)

(Former Name and Address)

Item 7.  Financial Statements and Exhibits

(c)           Exhibits:

99.1         Press release dated October 14, 2003 announcing a change in the date for the Company’s third quarter operating results announcement (furnished pursuant to Item 12).

Item 12.  Results of Operation and Financial Condition

On October 14, 2003 the Company issued a press release announcing a change in the date for announcement of third quarter ending September 30, 2003 operating results.  The full text of this press release is furnished on Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 14, 2003

DATALINK CORPORAITON

By:	/s/ Daniel J. Kinsella
Daniel J. Kinsella, Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated October 14, 2003 announcing a change in the date for the Company’s third quarter operating results announcement (furnished pursuant to Item 12).